Exhibit 99.2 Marvell and Lumentum to combine Creating a category leader in AI connectivity November 2026

Important Information for Investors and Shareholders Cautionary Note Regarding Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Any statements contained in this communication that are not statements of historical facts may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as: “accelerate,” “anticipate,” “believe,” “can,” “continue,” “could,” “demand,” “design,” “estimate,” “expand,” “expect,” “intend,” “may,” “might,” “mission,” “need,” “objective,” “ongoing,” “outlook,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These forward-looking statements include, but are not limited to, statements regarding expected timing and benefits of the Transaction and the outlook for Marvell’s and Lumentum’s results of operations and financial condition, including potential synergies following the Transaction. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the companies or the price of Marvell or Lumentum stock. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance, benefits or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following: general economic, market or business conditions, including competition and risks related to the semiconductor and optical networking industries generally; ongoing changes in the semiconductor and optical networking industries, including future growth rates, pricing trends in end-markets, or changes in customer capital spending patterns; risks related to the Transaction, including the effect of the announcement of the Transaction on the ability of Marvell or Lumentum to retain and hire key personnel and maintain relationships with customers, vendors and others with whom Marvell or Lumentum do business, or on Marvell’s or Lumentum’s operating results and business generally; risks that the Transaction disrupts current plans and operations and the potential difficulties in attracting and retaining qualified personnel as a result of the Transaction; the outcome of any legal proceedings related to the Transaction; the anticipated tax treatment of the transaction; the possible diversion of management’s time and attention from ongoing business operations and opportunities; the ability of the parties to consummate the Transaction on a timely basis or at all; the satisfaction of the conditions precedent to consummation of the Transaction, including the ability to secure stockholder and regulatory approvals on the terms expected, at all or in a timely manner; the occurrence of any event, change or other circumstance that could give rise to a right to terminate the Transaction; the ability to successfully integrate Marvell’s and Lumentum’s operations and business on a timely basis or otherwise; Marvell’s ability to implement the combined company’s plans, forecasts and other expectations with respect to its business after the completion of the Transaction and realize expected synergies and other benefits of the Transaction within the expected timeframe or at all; the amount of the costs, fees, expenses and charges related to the Transaction; the cash needs and availability of financing for Marvell and Lumentum in connection with, or following the completion of, the Transaction; fluctuations in the prices of Marvell or Lumentum stock; and potential business disruptions following the Transaction. These risks, as well as other risks related to the Transaction, will be included in the registration statement on Form S-4 and Joint Proxy Statement/Prospectus that will be filed with the SEC in connection with the Transaction. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to Marvell’s and Lumentum’s respective periodic reports and other filings with the SEC, including the risk factors identified in Marvell’s and Lumentum’s most recent Quarterly Reports on Form 10-Q, Marvell’s most recent Annual Report on Form 10-K, which is available online at https://www.sec.gov/Archives/edgar/data/1835632/000183563226000011/mrvl-20260131.htm and Lumentum’s most recent Annual Report on Form 10-K. which is available online at https://www.sec.gov/Archives/edgar/data/0001633978/000162828026057358/lite-20260627.htm, under the headings “Forward-Looking Statements” and “Risk Factors” in Part I, Item 1A (Annual Report) and in Part I, Item 2 and Part II, Item 1A (Quarterly Reports), all of which are available online free of charge on the SEC’s website at https://www.sec.gov. The forward-looking statements included in this communication are made only as of the date hereof and are based on the current beliefs of Marvell and Lumentum as well as assumptions made by and information currently available to them, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Neither Marvell nor Lumentum undertakes any obligation to update any forward-looking statements to reflect subsequent events or circumstances, except to the extent required by law. The information that can be accessed through hyperlinks or website addresses included in this communication is deemed not to be incorporated in or part of this communication. © 2026 Marvell confidential. All rights reserved. 2

Important Information for Investors and Shareholders Additional Information About the Transaction and Where to Find It This communication relates to a proposed transaction between Marvell Technology, Inc. (“Marvell”) and Lumentum Holdings Inc. (“Lumentum”) (the “Transaction”). In connection with the Transaction, Marvell intends to file with the SEC a registration statement on Form S-4 (the “Form S-4”) that will include a joint proxy statement for Marvell’s and Lumentum’s respective stockholders and that will also constitute a prospectus with respect to the shares of Marvell’s common stock to be issued in the Transaction (the “Joint Proxy Statement/Prospectus”). The definitive Joint Proxy Statement/Prospectus (if and when available) will be mailed to stockholders of Marvell and Lumentum after the Form S-4 is declared effective by the SEC. This communication is not a substitute for the Joint Proxy Statement/Prospectus or registration statement. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE FORM S-4, JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS (AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO), CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MARVELL, LUMENTUM, THE TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Form S-4 and Joint Proxy Statement/Prospectus and other documents containing important information about Marvell, Lumentum and the Transaction, once such documents are filed with the SEC through the website maintained by the SEC at https://www.sec.gov. Copies of the documents filed with the SEC by Marvell will be available online free of charge on Marvell’s website at https://investor.marvell.com or by contacting Marvell’s Investor Relations department at ir@marvell.com. Copies of the documents filed with the SEC by Lumentum will be available online free of charge on Lumentum’s website at https://investor.lumentum.com or by contacting Lumentum’s Investor Relations department at investor.relations@lumentum.com. Participants in the Merger Solicitation Marvell, Lumentum and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the Transaction. Information about the directors and executive officers of Marvell, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Marvell’s proxy statement for its 2026 Annual Meeting of Stockholders, which was filed with the SEC on May 13, 2026 and is available online at https://www.sec.gov/Archives/edgar/data/0001835632/000110465926060253/tm261486-1_def14a.htm, under the headings “Proposal No. 1 Election of Directors”, “Executive Officers of the Company”, “Security Ownership of Certain Beneficial Owners and Management”, “Executive Compensation” and “Certain Relationships and Related Party Transactions” and Marvell’s Annual Report on Form 10-K for the fiscal year ended January 31, 2026, which was filed with the SEC on March 11, 2026 and is available online at https://www.sec.gov/Archives/edgar/data/0001835632/000183563226000011/mrvl-20260131.htm, under the heading “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters”. To the extent holdings of Marvell’s securities by its directors or executive officers have changed since the amounts set forth in Marvell’s definitive proxy statement for its 2026 Annual Meeting of Stockholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4 or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC, which are available online at https://www.sec.gov/edgar/browse/?CIK=0001835632&owner=exclude. Information about the directors and executive officers of Lumentum, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Lumentum’s proxy statement for its 2026 Annual Meeting of Stockholders, which was filed with the SEC on October 6, 2026 and is available online at https://www.sec.gov/Archives/edgar/data/0001633978/000130817926000420/lite2026-def14a.htm, under the headings “Proposal No. 1 Election of Directors”, “Executive Officers”, “Compensation Discussion and Analysis”, “Security Ownership of Certain Beneficial Owners and Management” and “Related Person Transactions”. To the extent holdings of Lumentum’s securities by its directors or executive officers have changed since the amounts set forth in Lumentum’s definitive proxy statement for its 2026 Annual Meeting of Stockholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC, which are available online at https://www.sec.gov/edgar/browse/?CIK=0001633978&owner=exclude. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC regarding the Transaction when such materials become available. You may obtain free copies of these documents using the sources indicated above. © 2026 Marvell confidential. All rights reserved. 3

Important Information for Investors and Shareholders No Offer or Solicitation This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, and there will not be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, and otherwise in accordance with applicable law. © 2026 Marvell confidential. All rights reserved. 4

Powering the next era of AI infrastructure + Connectivity leader Photonics leader © © 2 20 02 26 6 M Ma ar rv ve ellll c co on nffiid de en nttiia all.. A Allll r riig gh hts ts r re es se er rv ve ed d.. 5 5

Combining two of S&P’s fastest-growing companies EPS CAGR, CY26-28E Note: Represents S&P500 companies classified as Information Technology under the Global Industry Classification Standard (GICS). Based on FactSet consensus estimates as of October 30, 2026. Reflects four-quarter sum estimates for EPS, where available. © 2026 Marvell confidential. All rights reserved. 6 Marvell 76% Marvell AMD 73% Seagate 72% Lumentum Lumentum 66% Western Digital 65% Broadcom 59% Flex 52% Ciena 51% Nvidia 51% Coherent 50% Palantir 48% Intel 42% Micron 39% Everpure 38% Sandisk 36% ON Semi 34% Monolithic Power 34% Corning 33% Applied Materials 32% Oracle 31% Lam Research 30% Jabil 29% KLA 29% CrowdStrike 27% Teradyne 27% First Solar 26% Synopsys 26% Microchip 25% Arista 23% Amphenol 23% Texas Instruments 22% ServiceNow 22% Datadog 19% Cadence 19% Qualcomm 19% Akamai 18% Analog Devices 18% Microsoft 18% NXP 18% Gartner 17% Supermicro 17% Dell 17% Workday 17% Palo Alto 17% Tyler 16% Verisign 16% HPE 15% Autodesk 15% GoDaddy 15% Intuit 15% TE 14% Qnity 14% Adobe 12% Trimble 12% Skyworks 11% Gen Digital 11% Cisco 11% Twilio 11% Apple 11% Fortinet 11% NetApp 10% F5 10% Motorola 9% Roper 9% Zebra 9% Cognizant 9% IBM 8% Accenture 8% CDW 8% Fair Isaac 7% Teledyne 7% HP 6% Salesforce 5%

Scaling into the AI connectivity champion of the next decade Revenue, CY29E $1,091B $439B $164B $101B $66B $65B $64B $48B $32B $30B $24B $23B $22B $19B $17B $15B $15B $13B $10B $10B $8B Note: Based on FactSet and CapIQ consensus estimates for CY29 revenue as of October 30, 2026. MRVL is based on FY30 consensus, which is closest to CY29. © 2026 Marvell confidential. All rights reserved. 7 NVDA AVGO AMD INTC NewCo MediaTek QCOM Marvell TXN IFX COHR ADI STM NXP Lumentum ARM Renesas Cerebras ON MPWR MCHP

Highly compelling strategic and financial rationale Once in a generation opportunity to define and lead AI connectivity in the era of integrated optics Creates a full-stack partner at every distance / topology by combining Marvell’s interconnect and Lumentum’s portfolio of lasers Solves rising complexity in scale-up/scale-in with end-to-end extreme co-design, accelerating time to market Unlocks a larger $550B TAM opportunity with stronger ability to better serve customers Expected to be accretive to Marvell non-GAAP EPS in year one post-close, enhancing growth and margins with $1B+ in run-rate synergies © 2026 Marvell confidential. All rights reserved. 8

Marvell’s strategic M&A supercharging organic execution Strategic foresight ~25x Increase in Marvell share World-class integration price over the last decade Destination for talent Robust value creation ~$252*** ~$90 $61 $40 Marvell ~$24 Share $18 $10** Price* CY2016 CY2026 *Marvell share price = Undisturbed share price at announcement, **Marvell share price on July 11, 2016 (Matt Murphy became CEO), ***Marvell share price = Undisturbed share price on October 28, 2026 © 2026 Marvell confidential. All rights reserved. 9

Combination creates AI connectivity category leader Connectivity leader Photonics leader Marvell Lumentum High-speed DSP / Advanced laser technology SerDes connectivity End-to-End Broad silicon platform Extreme Critical platform for pluggables, spanning interconnect NPO / CPO and OCS Co-Design and switching Powers scale-across, Enables next-gen AI bandwidth, scale-out and scale-up power efficiency and scale © 2026 Marvell confidential. All rights reserved. 10

Unlocking a larger TAM Expanded Combined TAM Marvell TAM Lumentum TAM CY30 CY30 CY30 $400B $90B+ $550B Combined technology platform expected to unlock additional opportunities Stronger ability to capture greater share of larger TAM Source: Marvell - Investor Day – October 6, 2026, Lumentum - OFC Investor Briefing March 17, 2026 © 2026 Marvell confidential. All rights reserved. 11

Why now? Distributed DCs Data center Rack | Multi-rack Package | Tray Up to 1,000km Up to 2km Up to 50m Up to 1m Scale-across Scale-out Scale-up Scale-in Data 1x 10x 1000x 100x Bandwidth Multiplier Optical today Optical tomorrow Modular, discrete Highly-integrated, customer specific Scaling AI connectivity requires integrated photonics © 2026 Marvell confidential. All rights reserved. 12

Marvell Lumentum Optical today - ZR, PAM4, NPO Scale-across Scale-out Scale-up Scale-in ZR Module (Marvell) Electronics Photonics All critical technologies SiPho Pump Laser Scale-across DSP under one roof: TIA + Driver Tunable Laser components to full modules PAM4 Module (Lumentum) Electronics Photonics Significant operational Drivers Scale-out DSP and design efficiencies TIAs Photodiode for customers NPO Module Electronics Photonics XPU / Switch Scale-up Complete Module Solutions with Fully-Optimized Performance © 2026 Marvell confidential. All rights reserved. 13

Distributed DCs Data center Rack | Multi-rack Package Marvell Lumentum Optical tomorrow – CPO, Scale-in Scale-across Scale-out Scale-up Scale-in UHP UHP Laser Laser ELSFP ELSFP UHP UHP Laser Laser PIC PIC PIC PIC PIC PIC PIC PIC EIC EIC EIC EIC EIC EIC EIC EIC Scale-up Integration is critical to achieve XPU Switch bandwidth density, latency, and power requirements PIC PIC PIC PIC PIC PIC PIC PIC EIC EIC EIC EIC EIC EIC EIC EIC Extreme co-design accelerates Optical I/O engine Future: time-to-market and reduces risk VCSEL array EIC Optical I/O for customers EIC Scale-in XPU EIC PD array EIC Pre-validated optical engines + highly reliable lasers enable next-gen AI connectivity © 2026 Marvell confidential. All rights reserved. PIC = Photonic IC, EIC = Electronic IC, ELSFP = External Laser Small Form-Factor Pluggable, UHP = Ultra High Power, PD = Photodiode 14

Covering all networking use-cases Optical Switching Network Switching Hyperscale Lower-power scale-out optical spine Low-latency More resilient scale-up AI fabrics Expanding Reconfigurable cloud connectivity networking Electrical domain Optical domain Additive TAMs, Topology Agnostic, Supports All Customer Architectures Scale-across Scale-out Scale-up Scale-in Data center Rack | Multi-rack Package | Tray Distributed DCs © 2026 Marvell confidential. All rights reserved. 15

Complete heterogeneous platform for optical connectivity New world: Heterogeneous technology platform Silicon Photonics (SiPho) Silicon Germanium (SiGe) Heterojunction bipolar transistors (HBTs) Silicon Optical Optical High-frequency and waveguides transmitters receivers RF front-ends Indium Phosphide (InP) GaAs VCSEL CMOS Top DBR mirror Active region InP Optical Optical Bottom DBR mirror lasers modulators detectors Vertical-cavity surface-emitting laser Co-designed in system and in package Fully integrated, process agnostic, foundry ready and future proof © 2026 Marvell confidential. All rights reserved. 16

Complete AI connectivity platform PAM and Coherent DSPs TIAs and Drivers CPO / NPO light engines Optical Transceivers / DCI Module Interconnect ELSFP and High-Power Lasers EML and CW Lasers Narrow-Linewidth Lasers Pump Lasers Network Switch Switching Optical Circuit Switch Wavelength Selective Switch Custom XPU Compute Custom XPU Attach Advanced Packaging Indium Phosphide and Gallium Arsenide Manufacturing and Leading-Edge CMOS and SiGe Process Technology Silicon Photonics System Expertise © 2026 Marvell confidential. All rights reserved. 17 ELSFP = External Laser Small Form-Factor Pluggable

Scaling to meet the massive growth in AI demand Marvell Lumentum Scaled to meet the opportunity Premium, high-demand manufacturing assets World's largest InP wafer fab capacity High volume semi supply chain 20x unit volume expansion in 2 years Capacity secured to deliver growth and still growing High-volume, high-performance Delivering on commitments Billions of VCSELs served manufacturing Billions of products ramped and shipped Ready to deploy within datacenters capacity built for surging demand Investing for growth World-class assembly and test Multi-billion $ investments for Hybrid internal and CM model capacity reservations unlocks high volume scalability © 2026 Marvell confidential. All rights reserved. 18

Solving rising AI complexity for our joint customer base End-to-end signal chain: Full-stack technology partner with expertise from photon generation to electronic processing Leader in every distance domain: Complete capabilities to address customer complexities at every distance and topology Fully-optimized solutions: Higher levels of co-design for the next generation of customer-specific solutions Delivering at a massive scale: Combined scale to invest in supply and manufacturing to meet the massive demand for AI optics Higher performance, faster time to market, and lower technical risk © 2026 Marvell confidential. All rights reserved. 19

Financially accretive combination Enhanced revenue growth and margin profile Marvell Lumentum Pro Forma (FQ3’27 Guidance**) (FQ1’27) (excl. Synergies) (in $ billions) Line of sight to $1B+ in Revenue $12.6 $5.1 $17.7 run-rate synergies, (MRQ Annualized) primarily COGS Gross Margin* 58% 53% 57% Expected to be accretive to non-GAAP gross and Operating Margin* 37% 42% 39% operating margin post close Expected to be accretive to Marvell non-GAAP EPS in year one post-close Source: Company filings, Note: Marvell third fiscal quarter (FQ3) guidance reflects mid point of outlook. *Figures are non-GAAP, MRQ = Most Recent Quarter **For purposes of illustrating the pro forma combined figures, calculations are based on Marvell’s guidance provided on August 27, 2026. © 2026 Marvell confidential. All rights reserved. 2 20 0

Transaction summary ► All-stock transaction with combined enterprise value* over ~$275B Transaction ► Lumentum stockholders receive 4.500 shares of Marvell common stock for each share of Lumentum common stock Consideration ► Pro forma ownership of ~67% Marvell shareholders and ~33% Lumentum shareholders ► Enhances revenue growth, non-GAAP gross margins and non-GAAP operating margins Financial ► Line of sight to $1 billion+ in run-rate synergies, primarily COGS Impact ► Expected to be accretive to Marvell non-GAAP EPS in year one post-close Management ► Matt Murphy will remain CEO and Chairman of the combined company and ► Three Lumentum directors, including Lumentum President and CEO, Michael Hurlston, will join Marvell’s Board Governance Approval ► Expected to close 1H CY28; approval by Lumentum and Marvell stockholders required and ► Subject to receipt of regulatory approvals and other customary conditions Closing Source: Company filings, Note: Marvell third fiscal quarter (FQ3) guidance reflects mid point of outlook. Figures are non-GAAP, MRQ = Most Recent Quarter * Based on October 30, 2026 © 2026 Marvell confidential. All rights reserved. 21

Highly compelling strategic and financial rationale Once in a generation opportunity to define and lead connectivity in the era of integrated optics Creates a full-stack partner at every distance / topology combining of Marvell’s interconnect and Lumentum’s portfolio of lasers Solves rising complexity in scale-up/scale-in with extreme end-to-end co-design, accelerating time to market Unlocking larger $550B TAM opportunity with stronger ability to better serve customers Expected to be accretive to Marvell non-GAAP EPS in year one post-close, enhancing growth and margins with $1B+ in run-rate synergies © 2026 Marvell confidential. All rights reserved. 22

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